EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

Second Quarter 2020

All information included in this financial supplement is unaudited.
This financial supplement includes information from prior periods which have been revised and/or restated.

This financial supplement should be read in conjunction with Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended June 30, 2020.
Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

2Q 2020 Financial Supplement	2

Consolidated Financials
and Key Metrics

2Q 2020 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	Change	6/30/2019	6/30/2020	Change

Net income (loss)	$430	$(316)	$(841)	$5,447	$(3,942)	N/M	$(279)	$1,505	639.4%
Net income (loss) attributable to the noncontrolling interest	(67)	(68)	(96)	(37)	(86)	(28.4)%	(133)	(123)	7.5%
Net income (loss) attributable to Holdings	$363	$(384)	$(937)	$5,410	$(4,028)	N/M	$(412)	$1,382	435.4%

Non-GAAP Operating Earnings (1)	$559	$677	$652	$515	$459	(17.9)%	$1,068	$974	(8.8)%

Total equity attributable to Holdings' shareholders	$14,843	$14,936	$13,535	$20,086	$17,594	18.5%	$14,843	$17,594	18.5%
Less: Preferred Stock	—	—	775	775	775	100.0%	—	775	100.0%
Total equity attributable to Holdings' common shareholders	14,843	14,936	12,760	19,311	16,819	13.3%	14,843	16,819	13.3%
Less: Accumulated other comprehensive income (loss)	876	1,468	840	2,289	3,928	348.4%	876	3,928	348.4%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$13,967	$13,468	$11,920	$17,022	$12,891	(7.7)%	$13,967	$12,891	(7.7)%

Return on Equity (ex. AOCI) - TTM	7.2%	8.1%	(13.1)%	31.5%	0.3%		7.2%	0.3%
Non-GAAP Operating ROE (1)	15.9%	16.0%	18.1%	17.0%	16.5%		15.9%	16.5%	—%

Debt to capital:
Debt to Capital	24.6%	24.3%	23.3%	17.4%	18.9%		24.6%	18.9%
Debt to Capital (ex. AOCI)	25.8%	26.3%	24.5%	19.2%	23.1%		25.8%	23.1%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$0.74	$(0.78)	$(1.97)	$11.65	$(8.96)	N/M	$(0.82)	$2.97	464.0%
Non-GAAP Operating Earnings (1)	$1.14	$1.38	$1.37	$1.08	$1.00	(12.3)%	$2.11	$2.08	(1.6)%
Book value per common share	$30.22	$30.53	$27.52	$42.86	$37.42	23.8%	$30.22	$37.42	23.8%
Book value per common share (ex. AOCI)	$28.44	$27.53	$25.71	$37.78	$28.68	0.9%	$28.44	$28.68	0.9%

Weighted-average common shares outstanding:
Basic	491.1	490.4	474.9	461.0	450.4	(8.3)%	504.5	455.8	(9.7)%
Diluted	491.9	490.4	474.9	463.5	450.4	(8.4)%	504.5	457.1	(9.4)%

Ending common shares outstanding	491.1	489.3	463.7	450.5	449.4	(8.5)%	491.1	449.4	(8.5)%

Return to common shareholders:
Common stock dividend	$73	$74	$70	$69	$77		$141	$146
Repurchase of common shares	—	37	563	205	25		750	230
Total capital returned to common shareholders	$73	$111	$633	$274	$102		$891	$376

Market Values:
S&P 500	2,942	2,977	3,231	2,585	3,100	5.4%	2,942	3,100	5.4%
US 10-Year Treasury	2.0%	1.7%	1.9%	0.7%	0.7%		2.0%	0.7%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

2Q 2020 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	Change	6/30/2019	6/30/2020	Change

Revenues
Policy charges and fee income	$941	$929	$937	$991	$879	(6.6)%	$1,872	$1,870	(0.1)%
Premiums	280	284	300	289	244	(12.9)%	563	533	(5.3)%
Net derivative gains (losses)	(236)	(451)	(1,683)	9,401	(6,033)	N/M	(1,866)	3,368	280.5%
Net investment income (loss)	976	824	884	616	1,035	6.0%	1,991	1,651	(17.1)%
Investment gains (losses), net	(12)	199	(103)	4	169	N/M	(23)	173	852.2%
Investment management and service fees	1,072	1,101	1,208	1,136	1,052	(1.9)%	2,071	2,188	5.6%
Other income	139	142	146	156	124	(10.8)%	266	280	5.3%
Total revenues	3,160	3,028	1,689	12,593	(2,530)	(180.1)%	4,874	10,063	106.5%

Benefits and other deductions
Policyholders’ benefits	896	1,757	837	2,788	746	(16.7)%	1,776	3,534	99.0%
Interest credited to policyholders’ account balances	314	304	319	317	307	(2.2)%	618	624	1.0%
Compensation and benefits	512	502	558	526	469	(8.4)%	1,021	995	(2.5)%
Commissions and distribution related payments	307	317	337	338	302	(1.6)%	588	640	8.8%
Interest expense	57	54	54	52	48	(15.8)%	113	100	(11.5)%
Amortization of deferred policy acquisition costs	177	85	119	1,248	183	3.4%	375	1,431	281.6%
Other operating costs and expenses	456	449	577	437	434	(4.8)%	866	871	0.6%
Total benefits and other deductions	2,719	3,468	2,801	5,706	2,489	(8.5)%	5,357	8,195	53.0%

Income (loss) from operations, before income taxes	441	(440)	(1,112)	6,887	(5,019)	N/M	(483)	1,868	486.7%
Income tax (expense) benefit	(11)	124	271	(1,440)	1,077	N/M	204	(363)	(277.9)%
Net income (loss)	430	(316)	(841)	5,447	(3,942)	N/M	(279)	1,505	639.4%
Less: net (income) loss attributable to the noncontrolling interest	(67)	(68)	(96)	(37)	(86)	(28.4)%	(133)	(123)	7.5%
Net income (loss) attributable to Holdings	$363	$(384)	$(937)	$5,410	$(4,028)	N/M	$(412)	$1,382	435.4%
Less: Preferred stock dividends	—	—	—	(13)	(10)	(100.0)%	—	(23)	(100.0)%
Net income (loss) available to Holdings' common shareholders	$363	$(384)	$(937)	$5,397	$(4,038)	N/M	$(412)	$1,359	429.9%

Adjustments related to:
Variable annuity product features (1)	$200	$1,444	$1,694	$(6,861)	$5,727		$1,740	$(1,134)
Investment gains (losses), net	12	(199)	103	(4)	(169)		23	(173)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	24	24	27	27	28		48	55
Other adjustments (2) (3)	89	78	199	634	91		129	725
Income tax (expense) benefit related to above adjustments (4)	(71)	(282)	(424)	1,303	(1,192)		(408)	111
Non-recurring tax items	(58)	(4)	(10)	6	2		(52)	8
Non-GAAP Operating earnings (5)	$559	$677	$652	$515	$459		$1,068	$974

Notes:
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the six months ended June 30, 2020.
(2) Includes separation costs of $39 million, $58 million, $71 million and $82 million for the three and six months ended June 30, 2020 and 2019, respectively.
(3) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion for the six months ended June 30, 2020 and other COVID-19 related impacts of $52 million and $103 million for the three and six months ended June 30, 2020.
(4) Includes income taxes of $(11) million and $(545) million for the above related COVID-19 items for the three and six months ended June 30, 2020.
(5) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

2Q 2020 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020

Assets
Total investments	$86,901	$94,717	$93,340	$96,216	$102,693
Cash and cash equivalents	4,734	4,471	4,405	10,315	8,364
Cash and securities segregated, at fair value	1,110	958	1,095	2,013	1,882
Broker-dealer related receivables	2,156	1,935	1,987	2,436	1,998
Deferred policy acquisition costs	6,080	5,787	5,890	4,809	4,182
Goodwill and other intangible assets, net	4,776	4,765	4,751	4,760	4,756
Amounts due from reinsurers	4,740	4,656	4,592	4,614	4,665
GMIB reinsurance contract asset, at fair value	1,896	2,452	2,139	2,823	2,931
Other assets	3,760	3,882	3,799	5,824	3,724
Assets held-for-sale	—	—	962	843	—
Separate Accounts assets	122,444	121,023	126,910	106,128	118,915
Total assets	$238,597	$244,646	$249,870	$240,781	$254,110

Liabilities
Policyholders’ account balances	$53,211	$56,719	$58,879	$55,810	$59,272
Future policy benefits and other policyholders’ liabilities	32,381	36,310	34,587	37,968	41,476
Broker-dealer related payables	443	519	722	1,001	1,001
Customers related payables	2,686	2,381	2,523	3,630	3,199
Amounts due to reinsurers	1,390	1,387	1,404	1,380	1,399
Short-term and long-term debt	4,852	4,794	4,111	4,217	4,113
Income taxes payable	689	864	549	2,355	1,848
Other liabilities	3,856	3,833	3,970	5,716	3,666
Liabilities held-for-sale	—	—	724	679	—
Separate Accounts liabilities	122,444	121,023	126,910	106,128	118,915
Total liabilities	221,952	227,830	234,379	218,884	234,889
Redeemable noncontrolling interest	257	338	365	257	87

Equity
Preferred stock	—	—	775	775	775
Common stock	5	5	5	5	5
Additional paid-in capital	1,901	1,897	1,920	1,930	1,938
Treasury shares	(1,232)	(1,269)	(1,832)	(2,025)	(2,047)
Retained earnings	13,293	12,835	11,827	17,112	12,995
Accumulated other comprehensive income (loss)	876	1,468	840	2,289	3,928
Total equity attributable to Holdings	14,843	14,936	13,535	20,086	17,594
Noncontrolling interest	1,545	1,542	1,591	1,554	1,540
Total equity	16,388	16,478	15,126	21,640	19,134
Total liabilities, redeemable noncontrolling interest and equity	$238,597	$244,646	$249,870	$240,781	$254,110

2Q 2020 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020

Short-term and long-term debt:
Short-term debt
AB commercial paper	$443	$303	$—	$105	$—
AB revolving credit facility	—	80	—	—	—
Total short-term debt	443	383	—	105	—

Total long-term debt	4,409	4,411	4,111	4,112	4,113

Total short-term and long-term debt: [A]	$4,852	$4,794	$4,111	$4,217	$4,113

Equity:
Preferred stock	$—	$—	$775	$775	$775
Common stock	$5	$5	$5	$5	$5
Additional paid-in capital	1,901	1,897	1,920	1,930	1,938
Treasury stock, at cost	(1,232)	(1,269)	(1,832)	(2,025)	(2,047)
Retained earnings	13,293	12,835	11,827	17,112	12,995
Accumulated other comprehensive income (loss)	876	1,468	840	2,289	3,928
Total equity attributable to Holdings	14,843	14,936	13,535	20,086	17,594
Noncontrolling interest	1,545	1,542	1,591	1,554	1,540
Total equity	$16,388	$16,478	$15,126	$21,640	$19,134

Total equity attributable to Holdings, (ex. AOCI): [B]	$13,967	$13,468	$12,695	$17,797	$13,666

Capital:
Total capitalization	$19,695	$19,730	$17,646	$24,303	$21,707
Total capitalization (ex. AOCI): [A+B]	$18,819	$18,262	$16,806	$22,014	$17,779

Debt to capital:
Debt to capital	24.6%	24.3%	23.3%	17.4%	18.9%
Debt to capital (ex. AOCI)	25.8%	26.3%	24.5%	19.2%	23.1%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	491.0	491.1	489.3	463.7	450.5
Repurchases	—	(1.8)	(25.6)	(13.7)	(1.2)
Retirements	—	—	—	—	—
Issuances	0.1	—	—	0.5	0.1
Ending basic common shares outstanding	491.1	489.3	463.7	450.5	449.4
Total potentially dilutive shares	—	—	—	2.5	1.4
Ending common shares outstanding - maximum potential dilution	491.1	489.3	463.7	453.0	450.8

2Q 2020 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended June 30, 2020
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$493	$68	$—	$469	$96	$1,126
Net investment income (loss)	266	127	32	204	114	743
Net derivative gains (losses)	(114)	4	(31)	5	3	(133)
Investment management, service fees and other income	164	47	843	52	70	1,176
Segment revenues	809	246	844	730	283	2,912
Benefits and other deductions
Policyholders’ benefits	86	1	—	460	162	709
Interest credited to policyholders’ account balances	81	74	—	137	15	307
Commissions and distribution related payments	60	13	126	35	68	302
Amortization of deferred policy acquisition costs	72	2	—	31	(2)	103
Compensation, benefits and other operating costs and expenses	86	47	523	81	59	796
Interest expense and financing fees	—	—	2	—	52	54
Segment benefits and other deductions	385	137	651	744	354	2,271
Operating earnings (loss), before income taxes	424	109	193	(14)	(71)	641
Income Taxes	(74)	(19)	(32)	2	14	(109)
Operating earnings (loss), before noncontrolling interest	350	90	161	(12)	(57)	532
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(69)	—	(4)	(73)
Operating earnings (loss)	$350	$90	$92	$(12)	$(61)	$459

	Three Months Ended June 30, 2019
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$524	$69	$—	$530	$98	$1,221
Net investment income (loss)	280	150	15	248	132	825
Net derivative gains (losses)	87	(2)	(9)	1	(3)	74
Investment Management, service fees and other income	182	50	842	64	73	1,211
Segment revenues	1,073	267	848	843	300	3,331
Benefits and other deductions
Policyholders’ benefits	291	1	—	419	186	897
Interest credited to policyholders’ account balances	84	75	—	127	29	315
Commissions and distribution related payments	71	11	116	43	66	307
Amortization of deferred policy acquisition costs	75	10	—	50	2	137
Compensation, benefits and other operating costs and expenses	114	54	547	75	58	848
Interest Expense and Financing Fees	—	—	3	—	59	62
Segment benefits and other deductions	635	151	666	714	400	2,566
Operating earnings (loss), before income taxes	438	116	182	129	(100)	765
Income Taxes	(79)	(21)	(33)	(23)	20	(136)
Operating earnings (loss), before noncontrolling interest	359	95	149	106	(80)	629
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(69)	—	(1)	(70)
Operating earnings (loss)	$359	$95	$80	$106	$(81)	$559

2Q 2020 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other

	Six Months Ended June 30, 2020
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$994	$139	$—	$1,026	$201	$2,360
Net investment income (loss)	582	286	(1)	448	217	1,532
Net derivative gains (losses)	373	4	(1)	7	(3)	380
Investment Management, service fees and other income	341	99	1,753	108	167	2,468
Segment revenues	2,290	528	1,751	1,589	582	6,740
Benefits and other deductions
Policyholders’ benefits	765	1	—	962	341	2,069
Interest credited to policyholders’ account balances	163	150	—	264	53	630
Commissions and distribution related payments	132	24	266	75	143	640
Amortization of deferred policy acquisition costs	160	14	—	87	—	261
Compensation, benefits and other operating costs and expenses	193	101	1,081	169	132	1,676
Interest expense and financing fees	—	—	4	—	108	112
Segment benefits and other deductions	1,413	290	1,351	1,557	777	5,388
Operating earnings (loss), before income taxes	877	238	400	32	(195)	1,352
Income Taxes	(155)	(42)	(69)	(6)	35	(237)
Operating earnings (loss), before noncontrolling interest	722	196	331	26	(160)	1,115
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(144)	—	3	(141)
Operating earnings (loss)	$722	$196	$187	$26	$(157)	$974

	Six Months Ended June 30, 2019
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
Revenues
Policy charges, fee income and premiums	$1,022	$134	$—	$1,072	$207	$2,435
Net investment income (loss)	548	284	39	472	268	1,611
Net derivative gains (losses)	150	2	(29)	11	(5)	129
Investment Management, service fees and other income	360	98	1,618	119	142	2,337
Segment revenues	2,080	518	1,628	1,674	612	6,512
Benefits and other deductions
Policyholders’ benefits	535	1	—	871	370	1,777
Interest credited to policyholders’ account balances	146	148	—	265	59	618
Commissions and distribution related payments	137	21	222	81	127	588
Amortization of deferred policy acquisition costs	158	22	—	100	(5)	275
Compensation, benefits and other operating costs and expenses	225	114	1,056	170	126	1,691
Interest Expense and Financing Fees	—	—	7	—	111	118
Segment benefits and other deductions	1,201	306	1,285	1,487	788	5,067
Operating earnings (loss), before income taxes	879	212	343	187	(176)	1,445
Income Taxes	(150)	(36)	(62)	(32)	31	(249)
Operating earnings (loss), before noncontrolling interest	729	176	281	155	(145)	1,196
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(124)	—	(4)	(128)
Operating earnings (loss)	$729	$176	$157	$155	$(149)	$1,068

2Q 2020 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020

Assets Under Management

AB AUM
Total AB	$580.8	$592.4	$622.9	$541.8	$600.0
Exclusion for General Account and other Affiliated Accounts	(66.8)	(75.2)	(74.4)	(77.4)	(82.9)
Exclusion for Separate Accounts	(37.0)	(36.6)	(38.5)	(30.9)	(35.6)
AB third party	$477.0	$480.6	$509.9	$433.5	$481.5

Total company AUM
AB third party	$477.0	$480.6	$509.9	$433.5	$481.5
General Account and other Affiliated Accounts	91.6	99.2	97.7	106.5	111.1
Separate Accounts	122.4	121.0	126.9	106.1	118.9
Total AUM	$691.1	$700.8	$734.6	$646.2	$711.5

Total Assets Under Administration (AUA) (1)	$50.1	$50.8	$54.1	$47.9	$53.5

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,360	4,330	4,487	4,357	4,333

Notes:
(1) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other.

2Q 2020 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Six Months Ended
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	Change	6/30/2019	6/30/2020	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,093	$2,062	$2,157	$1,918	$1,631	(22.0)%	$3,972	$3,549	(10.6)%
Renewal premium and deposits	92	80	82	76	91	(1.5)%	187	167	(10.9)%
Total Gross Premiums	$2,185	$2,142	$2,239	$1,994	$1,722	(21.2)%	$4,159	$3,716	(10.7)%

Group Retirement
First year premiums and deposits	$358	$332	$469	$364	$226	(36.8)%	$687	$590	(14.1)%
Renewal premium and deposits	552	438	544	561	570	3.3%	1,063	1,131	6.4%
Total Gross Premiums	$910	$770	$1,013	$925	$796	(12.5)%	$1,750	$1,721	(1.6)%

Protection Solutions
First year premiums and deposits	$113	$113	$122	$99	$89	(21.3)%	$223	$188	(15.7)%
Renewal premium and deposits	633	664	668	679	604	(4.6)%	1,309	1,283	(1.9)%
Total Gross Premiums	$746	$777	$790	$778	$693	(7.1)%	$1,532	$1,471	(3.9)%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$5.5	$2.9	$5.4	$3.9	$8.8	60.0%	$8.8	$12.7	44.3%
Retail	18.8	21.1	18.9	24.2	19.6	4.3%	35.2	43.8	24.4%
Private Wealth Management (3)	3.0	2.3	2.7	3.5	3.4	13.3%	6.3	7.0	11.1%
Firmwide Gross Sales (3)	$27.3	$26.3	$27.0	$31.6	$31.8	16.5%	$50.3	$63.5	26.2%

Gross sales by investment service
Equity Active	$8.8	$6.9	$10.9	$12.1	$13.8	56.8%	$16.7	25.9	55.1%
Equity Passive (1)	—	0.3	0.3	0.4	—	—%	(0.1)	0.4	500.0%
Fixed Income - Taxable	13.1	16.2	12.2	14.7	15.0	14.5%	24.6	29.7	20.7%
Fixed Income - Tax-Exempt	2.6	2.5	2.4	2.9	2.3	(11.5)%	5.2	5.2	—%
Fixed Income Passive (1) (3)	0.1	—	—	—	—	(100.0)%	0.1	0.1	—%
Other (2)	2.8	0.4	1.2	1.5	0.7	(75.0)%	3.8	2.2	(42.1)%
Firmwide Gross Sales (3)	$27.3	$26.3	$27.0	$31.6	$31.8	16.5%	$50.3	$63.5	26.2%

Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services and certain alternative investments.
(3) AB line item does not cross foot due to rounding.

2Q 2020 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

2Q 2020 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	Change	6/30/2019	6/30/2020	Change

Revenues
Policy charges, fee income and premiums	$524	$538	$525	$501	$493	(5.9)%	$1,022	$994	(2.7)%
Net investment income (loss)	280	287	313	316	266	(5.0)%	548	582	6.2%
Net derivative gains (losses)	87	175	52	487	(114)	(231.0)%	150	373	148.7%
Investment management, service fees and other income	182	186	184	177	164	(9.9)%	360	341	(5.3)%
Segment revenues	1,073	1,186	1,074	1,481	809	(24.6)%	2,080	2,290	10.1%

Benefits and other deductions
Policyholders’ benefits	291	391	282	679	86	(70.4)%	535	765	43.0%
Interest credited to policyholders’ account balances	84	61	81	82	81	(3.6)%	146	163	11.6%
Commissions and distribution-related payments	71	72	72	72	60	(15.5)%	137	132	(3.6)%
Amortization of deferred policy acquisition costs	75	10	52	88	72	(4.0)%	158	160	1.3%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	114	100	110	107	86	(24.6)%	225	193	(14.2)%
Segment benefits and other deductions	635	634	597	1,028	385	(39.4)%	1,201	1,413	17.7%

Operating earnings (loss), before income taxes	438	552	477	453	424	(3.2)%	879	877	(0.2)%
Income taxes	(79)	(95)	(86)	(81)	(74)	6.3%	(150)	(155)	(3.3)%
Operating earnings (loss), before noncontrolling interest	359	457	391	372	350	(2.5)%	729	722	(1.0)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$359	$457	$391	$372	$350	(2.5)%	$729	$722	(1.0)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$1,511	$1,534	$1,577	$1,579	$1,570	3.9%	$1,511	$1,570	3.9%
Average capital - TTM: [B]	$6,917	$7,180	$7,362	$7,327	$7,008	1.3%	$6,917	$7,008	1.3%
Non-GAAP Operating ROC - TTM (1): [A/B]	21.8%	21.4%	21.4%	21.6%	22.4%		21.8%	22.4%

Average Account Value	$103,402	$104,143	$106,450	$101,256	$98,715	(4.5)%	$99,448	$106,381	7.0%

Return on assets	1.73%	1.76%	1.79%	1.90%	1.93%		1.80%	1.79%

Net flows
Current Product Offering	$845	$802	$842	$615	$656	(22.3)%	$1,686	$1,271	(24.6)%
Fixed Rate	(937)	(925)	(1,038)	(935)	(709)	24.3%	(1,866)	(1,644)	11.9%
Net flows	$(92)	$(123)	$(196)	$(320)	$(53)	42.6%	$(180)	$(373)	(106.9)%

First year premiums and deposits	$2,093	$2,062	$2,157	$1,918	$1,631	(22.0)%	$3,972	$3,549	(10.6)%

In-force Policy Count by Product (in thousands):
Fixed rate	365	360	357	351	347		365	347
Current product offering	542	546	549	553	556		542	556
Total	907	906	906	904	903		907	903

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

2Q 2020 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	6/30/2019	6/30/2020

Sales Metrics
First Year Premiums by Product:
SCS	$1,302	$1,305	$1,425	$1,227	$987	$2,408	$2,214
Retirement Cornerstone	543	522	507	461	465	1,126	926
Investment Edge	152	146	141	132	89	262	221
Other	96	89	84	98	90	176	188
Total First Year Premiums	$2,093	$2,062	$2,157	$1,918	$1,631	$3,972	$3,549

First Year Premiums by Guarantee:
Non-GMxB	$1,433	$1,483	$1,573	$1,377	$1,093	$2,672	$2,470
ROP death benefit only	165	118	149	135	119	284	254
Total non-GMxB & ROP death benefit only	1,598	1,601	1,722	1,512	1,212	2,956	2,724
Floating rate GMxB	479	449	425	398	409	990	807
Fixed rate GMxB	16	12	10	8	10	26	18
Total First Year Premiums	$2,093	$2,062	$2,157	$1,918	$1,631	$3,972	$3,549

Account Values
General Account:
Balance as of beginning of period	$22,677	$23,455	$24,409	$26,108	$23,862	$20,631	$26,108
Gross premiums	1,268	1,273	1,315	1,376	956	2,445	2,332
Surrenders, withdrawals and benefits	(501)	(474)	(477)	(477)	(378)	(974)	(855)
Net flows	767	799	838	899	578	1,471	1,477
Investment performance, interest credited and policy charges	469	155	861	(3,136)	2,635	1,811	(501)
Transfer to Corp & Other	(458)	—	—	—	—	(458)	—
Other (2)	—	—	—	(6)	—	—	(6)
Reclassified to Assets held-for-sale	—	—	—	(3)	—	—	(3)
Balance as of end of period	$23,455	$24,409	$26,108	$23,862	$27,075	$23,455	$27,075

Separate Accounts:
Balance as of beginning of period	$79,821	$80,852	$79,570	$82,814	$69,727	$73,958	$82,814
Gross premiums	905	862	911	614	763	1,766	1,377
Surrenders, withdrawals and benefits	(1,764)	(1,784)	(1,945)	(1,833)	(1,394)	(3,417)	(3,227)
Net flows	(859)	(922)	(1,034)	(1,219)	(631)	(1,651)	(1,850)
Investment performance, interest credited and policy charges	1,890	(360)	4,278	(11,868)	7,669	8,545	(4,199)
Transfer to Corp & Other	—	—	—	—	—	—	—
Other (2)	—	—	—	—	—	—	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$80,852	$79,570	$82,814	$69,727	$76,765	$80,852	$76,765
Total:
Balance as of beginning of period	$102,498	$104,307	$103,979	$108,922	$93,589	$94,589	$108,922
Gross premiums (1)	2,173	2,135	2,226	1,990	1,719	4,211	3,709
Surrenders, withdrawals and benefits	(2,265)	(2,258)	(2,422)	(2,310)	(1,772)	(4,391)	(4,082)
Net flows	(92)	(123)	(196)	(320)	(53)	(180)	(373)
Investment performance, interest credited and policy charges	2,359	(205)	5,139	(15,004)	10,304	10,356	(4,700)
Transfer to Corp & Other	(458)	—	—	—	—	(458)	—
Other (2)	—	—	—	(6)	—	—	(6)
Reclassified to Assets held-for-sale	—	—	—	(3)	—	—	(3)
Balance as of end of period	$104,307	$103,979	$108,922	$93,589	$103,840	$104,307	$103,840

Net Amount at Risk (NAR)
Total GMIB NAR	$8,577	$9,980	$8,746	$16,184	$14,234	$8,577	$14,234
Total GMDB NAR	19,697	20,399	19,122	25,791	22,134	19,697	22,134
Reserves (Net of Reinsurance)
GMIB Reserves	$8,481	$11,433	$10,675	$12,779	$15,297	$8,481	$15,297
GMDB Reserves	4,606	4,663	4,677	4,939	4,908	4,606	4,908
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$13,087	$16,096	$15,352	$17,718	$20,205	$13,087	$20,205
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.
(2) Represents amounts related to our fixed income annuity (“FIA”) contracts which were previously reported as Policyholders’ account balances in the consolidated balance sheets and therefore included in our definition of “Account Value”. As of March 31, 2020, FIAs are reported as Future policy benefits and other policyholders’ liabilities in the consolidated balance sheets and accordingly were excluded from Account Value.

2Q 2020 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	Change	6/30/2019	6/30/2020	Change

Revenues
Policy charges, fee income and premiums	$69	$72	$73	$71	$68	(1.4)%	$134	$139	3.7%
Net investment income (loss)	150	148	158	159	127	(15.3)%	284	286	0.7%
Net derivative gains (losses)	(2)	1	1	—	4	300.0%	2	4	100.0%
Investment management, service fees and other income	50	51	55	52	47	(6.0)%	98	99	1.0%
Segment revenues	267	272	287	282	246	(7.9)%	518	528	1.9%

Benefits and other deductions
Policyholder benefits	1	—	1	—	1	—%	1	1	—%
Interest credited to policyholders’ account balances	75	78	76	76	74	(1.3)%	148	150	1.4%
Commissions and distribution-related payments	11	9	12	11	13	18.2%	21	24	14.3%
Amortization of deferred policy acquisition costs	10	5	8	12	2	(80.0)%	22	14	(36.4)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	54	54	56	54	47	(13.0)%	114	101	(11.4)%
Segment benefits and other deductions	151	146	153	153	137	(9.3)%	306	290	(5.2)%

Operating earnings (loss), before income taxes	116	126	134	129	109	(6.0)%	212	238	12.3%
Income taxes	(21)	(22)	(24)	(23)	(19)	9.5%	(36)	(42)	(16.7)%
Operating earnings (loss), before noncontrolling interest	95	104	110	106	90	(5.3)%	176	196	11.4%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$95	$104	$110	$106	$90	(5.3)%	$176	$196	11.4%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$412	$382	$390	$415	$410	N/M	$412	$410	(0.5)%
Average capital - TTM: [B]	$1,285	$1,310	$1,335	$1,271	$1,204	N/M	$1,285	$1,204	(6.3)%
Non-GAAP Operating ROC - TTM (1): [A/B]	32.1%	29.2%	29.2%	32.7%	34.1%		32.1%	34.1%

Average Account Value	$35,567	$36,059	$36,971	$35,514	$35,119	(1.3)%	$34,229	$37,485	9.5%

Return on assets	1.38%	1.27%	1.28%	1.42%	1.42%		1.43%	1.33%

Net flows	$164	$(23)	$19	$128	$216	31.8%	$271	$344	27.1%

Gross premiums	$910	$770	$1,013	$925	$796	(12.5)%	$1,750	$1,721	(1.6)%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

2Q 2020 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	6/30/2019	6/30/2020

Sales Metrics
Gross premiums:
First-year premiums	$358	$332	$469	$364	$226	$687	$590
Renewal premiums	552	438	544	561	570	1,063	1,131
Group Retirement premiums	$910	$770	$1,013	$925	$796	$1,750	$1,721

Gross premiums by market:
Tax-exempt	$223	$224	$257	$214	$162	$421	$376
Corporate	122	93	199	135	55	245	190
Other	13	15	13	15	9	21	24
Total First Year Premiums	358	332	469	364	226	687	590
Tax-exempt	420	313	422	412	448	796	860
Corporate	82	83	78	89	81	169	170
Other	50	42	44	60	41	98	101
Total renewal premiums	552	438	544	561	570	1,063	1,131
Group Retirement premiums by market	$910	$770	$1,013	$925	$796	$1,750	$1,721

Account Values
General Account:
Balance as of beginning of period	$11,752	$11,892	$12,018	$12,071	$12,257	$11,619	$12,071
Gross premiums	321	340	312	447	259	626	706
Surrenders, withdrawals and benefits	(264)	(292)	(346)	(280)	(217)	(531)	(497)
Net flows	57	48	(34)	167	42	95	209
Investment performance, interest credited and policy charges	83	78	87	19	121	178	140
Balance as of end of period	$11,892	$12,018	$12,071	$12,257	$12,420	$11,892	$12,420

Separate Accounts:
Balance as of beginning of period	$23,325	$24,165	$24,043	$25,809	$20,891	$20,782	$25,809
Gross premiums	589	430	702	478	537	1,124	1,015
Surrenders, withdrawals and benefits	(482)	(501)	(649)	(517)	(363)	(948)	(880)
Net flows	107	(71)	53	(39)	174	176	135
Investment performance, interest credited and policy charges	733	(51)	1,713	(4,879)	3,605	3,207	(1,274)
Balance as of end of period	$24,165	$24,043	$25,809	$20,891	$24,670	$24,165	$24,670

Total:
Balance as of beginning of period	$35,077	$36,057	$36,061	$37,880	$33,148	$32,401	$37,880
Gross premiums	910	770	1,014	925	796	1,750	1,721
Surrenders, withdrawals and benefits	(746)	(793)	(995)	(797)	(580)	(1,479)	(1,377)
Net flows	164	(23)	19	128	216	271	344
Investment performance, interest credited and policy charges	816	27	1,800	(4,860)	3,726	3,385	(1,134)
Balance as of end of period	$36,057	$36,061	$37,880	$33,148	$37,090	$36,057	$37,090

2Q 2020 Financial Supplement	16

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	Change	6/30/2019	6/30/2020	Change

Revenues
Net investment income (loss)	$15	$5	$13	$(33)	$32	113.3%	$39	$(1)	(102.6)%
Net derivative gains (losses)	(9)	—	(9)	30	(31)	(244.4)%	(29)	(1)	96.6%
Investment management, service fees and other income	842	867	975	910	843	0.1%	1,618	1,753	8.3%
Segment Revenues	848	872	979	907	844	(0.5)%	1,628	1,751	7.6%

Benefits and other deductions
Commissions and distribution-related payments	116	128	138	140	126	8.6%	222	266	19.8%
Compensation, benefits and other operating costs and expenses	547	542	576	558	523	(4.4)%	1,056	1,081	2.4%
Interest expense and financing fees	3	2	1	2	2	(33.3)%	7	4	(42.9)%
Total benefits and other deductions	666	672	715	700	651	(2.3)%	1,285	1,351	5.1%

Operating earnings (loss), before income taxes	182	200	264	207	193	6.0%	343	400	16.6%
Income taxes	(33)	(38)	(44)	(37)	(32)	3.0%	(62)	(69)	(11.3)%
Operating earnings (loss), before noncontrolling interest	149	162	220	170	161	8.1%	281	331	17.8%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(69)	(69)	(89)	(75)	(69)	—%	(124)	(144)	(16.1)%
Operating earnings (loss)	$80	$93	$131	$95	$92	15.0%	$157	$187	19.1%

Summary Metrics

Adjusted operating margin (1)	25.1%	27.5%	32.3%	27.6%	27.9%		24.7%	27.8%

Net flows (in billions USD)	$9.5	$8.1	$6.5	$(5.6)	$(3.3)		$10.6	$(8.9)

Total AUM (in billions USD)	$580.8	$592.4	$622.9	$541.8	$600.0		$580.8	$600.0

Ownership Structure of AB

Holdings and its subsidiaries	63.7%	63.8%	63.3%	63.4%	63.7%		63.7%	63.7%
AB Holding	35.6%	35.4%	36.0%	35.9%	35.5%		35.6%	35.5%
Unaffiliated holders	0.7%	0.8%	0.7%	0.7%	0.8%		0.7%	0.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	65.2%	65.3%	64.8%	64.9%	65.2%		65.2%	65.2%
EQH average economic interest	65.2%	65.3%	65.2%	64.8%	65.2%		65.4%	65.0%

Units of limited partnership outstanding (in millions)	268.8	268.2	270.4	270.0	268.6		268.8	268.6
Notes:
(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein’s (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

2Q 2020 Financial Supplement	17

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020

AUM Roll-forward
Balance as of beginning of period	$554.7	$580.8	$592.4	$622.9	$541.8
Sales/new accounts	27.3	26.3	27.0	31.6	31.8
Redemptions/terminations	(16.1)	(18.6)	(15.6)	(32.7)	(31.4)
Cash flow/unreinvested dividends	(1.7)	0.4	(4.9)	(4.5)	(3.7)
Net long-term (outflows) inflows	9.5	8.1	6.5	(5.6)	(3.3)
Adjustments (1)	(0.9)	—	—	0.2	—
Market appreciation (depreciation)	17.5	3.5	24.0	(75.7)	61.5
Net change	26.1	11.6	30.5	(81.1)	58.2
Balance as of end of period	$580.8	$592.4	$622.9	$541.8	$600.0

Ending Assets by distribution channel
Institutions	$269.1	$272.9	$282.7	$256.7	$276.2
Retail	214.5	222.5	239.2	198.6	229.5
Private Wealth Management	97.2	97.0	101.0	86.5	94.3
Total	$580.8	$592.4	$622.9	$541.8	$600.0

Ending Assets by investment service
Equity
Actively Managed	$161.8	$159.9	$177.2	$141.5	$173.1
Passively Managed (2)	57.4	56.8	60.1	47.2	54.3
Total Equity	$219.2	$216.7	$237.3	$188.7	$227.4
Fixed Income
Actively Managed	$285.1	$298.7	$305.4	$282.0	$295.0
Passively Managed (2)	9.5	9.4	9.3	10.3	9.9
Total Fixed Income	294.6	308.1	314.7	292.3	304.9
Total Other (3)	67.0	67.6	70.9	60.8	67.7
Total	$580.8	$592.4	$622.9	$541.8	$600.0

Notes:
(1) Approximately $900 million of non-investment management fee earning taxable and tax-exempt money market assets were removed from assets under management during the second quarter of 2019.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services and certain alternative investments.

2Q 2020 Financial Supplement	18

Investment Management and Research - Net Flows
	For the Three Months Ended					Six Months Ended or As of
(in billions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	6/30/2019	6/30/2020
Net Flows by Distribution Channel
Institutions
US	$1.0	$6.6	$(1.1)	$0.9	$(4.8)	$(2.1)	$(3.9)
Global and Non-US	3.2	(5.1)	2.5	(0.5)	(1.6)	1.6	(2.1)
Total Institutions	$4.2	$1.5	$1.4	$0.4	$(6.4)	$(0.5)	$(6.0)
Retail
US	$0.5	$1.0	$1.7	$(0.9)	$1.7	$2.2	$0.8
Global and Non-US	5.4	6.4	3.5	(4.5)	2.1	9.0	(2.4)
Total Retail	$5.9	$7.4	$5.2	$(5.4)	$3.8	$11.2	$(1.6)
Private Wealth
US	$(0.5)	$(0.6)	$0.2	$(0.4)	$(0.2)	$(0.4)	$(0.6)
Global and Non-US	(0.1)	(0.2)	(0.3)	(0.2)	(0.5)	0.3	(0.7)
Total Private Wealth	$(0.6)	$(0.8)	$(0.1)	$(0.6)	$(0.7)	$(0.1)	$(1.3)
Total Net Flows by Distribution Channel	$9.5	$8.1	$6.5	$(5.6)	$(3.3)	$10.6	$(8.9)
Net Flows by Investment Service
Equity Active
US	$0.5	$0.6	$1.1	$(0.4)	$2.2	$0.5	$1.8
Global and Non-US	0.5	(2.0)	2.2	1.8	0.6	1.5	2.4
Total Equity Active	$1.0	$(1.4)	$3.3	$1.4	$2.8	$2.0	$4.2
Equity Passive (1)
US (3)	$(0.5)	$(0.9)	$(1.4)	$0.1	$(1.6)	$(1.3)	$(1.4)
Global and Non-US (3)	(0.1)	(0.2)	(0.2)	(1.4)	0.1	(0.1)	(1.4)
Total Equity Passive (1)	$(0.6)	$(1.1)	$(1.6)	$(1.3)	$(1.5)	$(1.4)	$(2.8)
Fixed Income - Taxable
US	$0.9	$6.6	$(0.1)	$0.2	$(3.9)	$(1.2)	$(3.7)
Global and Non-US	6.0	2.8	3.3	(6.6)	(1.2)	7.3	(7.8)
Total Fixed Income - Taxable	$6.9	$9.4	$3.2	$(6.4)	$(5.1)	$6.1	$(11.5)
Fixed Income - Tax-Exempt
US	$0.1	$1.0	$1.0	$—	$(0.3)	$1.0	$(0.3)
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$0.1	$1.0	$1.0	$—	$(0.3)	$1.0	$(0.3)
Fixed Income - Passive (1)
US	$(0.1)	$(0.1)	$(0.1)	$(0.2)	$(0.1)	$(0.1)	$(0.3)
Global and Non-US	(0.1)	(0.1)	(0.1)	0.9	(0.5)	(0.4)	0.4
Total Fixed Income - Passive (1)	$(0.2)	$(0.2)	$(0.2)	$0.7	$(0.6)	$(0.5)	$0.1
Other (2)
US (3)	$0.1	$(0.2)	$0.3	$(0.1)	$0.4	$1.0	$0.2
Global and Non-US (3)	2.2	0.6	0.5	0.1	1.0	2.4	1.2
Total Other (2)	$2.3	$0.4	$0.8	$—	$1.4	$3.4	$1.4
Total Net Flows by Investment Service	$9.5	$8.1	$6.5	$(5.6)	$(3.3)	$10.6	$(8.9)
Active vs. Passive Net Flows
Actively Managed
Equity	$1.0	$(1.4)	$3.3	$1.4	$2.8	$2.0	$4.2
Fixed Income	7.0	10.4	4.2	(6.4)	(5.4)	7.1	(11.8)
Other (2)	2.2	0.3	0.6	(0.2)	1.3	3.2	1.1
Total	$10.2	$9.3	$8.1	$(5.2)	$(1.3)	$12.3	$(6.5)
Passively Managed (1)
Equity	$(0.6)	$(1.1)	$(1.6)	$(1.3)	$(1.5)	$(1.4)	$(2.8)
Fixed Income (3)	(0.2)	(0.2)	(0.2)	0.7	(0.6)	(0.5)	0.1
Other (2)	0.1	0.1	0.2	0.2	0.1	0.2	0.3
Total	$(0.7)	$(1.2)	$(1.6)	$(0.4)	$(2.0)	$(1.7)	$(2.4)
Total Active vs Passive Net Flows	$9.5	$8.1	$6.5	$(5.6)	$(3.3)	$10.6	$(8.9)
Notes:
(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services and certain alternative investments.
(3) AB line item does not cross foot due to rounding.

2Q 2020 Financial Supplement	19

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	Change	6/30/2019	6/30/2020	Change

Revenues
Policy charges, fee income and premiums	$530	$503	$532	$557	$469	(11.5)%	$1,072	$1,026	(4.3)%
Net investment income (loss)	248	242	253	244	204	(17.7)%	472	448	(5.1)%
Net derivative gains (losses)	1	(1)	—	2	5	400.0%	11	7	(36.4)%
Investment management, service fees and other income	64	59	63	56	52	(18.8)%	119	108	(9.2)%
Segment revenues	843	803	848	859	730	(13.4)%	1,674	1,589	(5.1)%

Benefits and other deductions
Policyholders’ benefits	419	355	377	502	460	9.8%	871	962	10.4%
Interest credited to policyholders’ account balances	127	131	124	127	137	7.9%	265	264	(0.4)%
Commissions and distribution-related payments	43	41	44	40	35	(18.6)%	81	75	(7.4)%
Amortization of deferred policy acquisition costs	50	56	55	56	31	(38.0)%	100	87	(13.0)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	75	84	92	88	81	8.0%	170	169	(0.6)%
Segment benefits and other deductions	714	667	692	813	744	4.2%	1,487	1,557	4.7%

Operating earnings (loss), before income taxes	129	136	156	46	(14)	(110.9)%	187	32	(82.9)%
Income taxes	(23)	(23)	(28)	(8)	2	108.7%	(32)	(6)	81.3%
Operating earnings (loss), before noncontrolling interest	106	113	128	38	(12)	(111.3)%	155	26	(83.2)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$106	$113	$128	$38	$(12)	(111.3)%	$155	$26	(83.2)%

Summary Metrics

Operating earnings (loss) - TTM: [A]	$329	$305	$396	$385	$267	N/M	$329	$267	N/M
Average capital - TTM: [B]	$2,870	$2,933	$2,995	$2,820	$2,654	N/M	$2,870	$2,654	N/M
Non-GAAP Operating ROC - TTM (1): [A/B]	11.5%	10.4%	13.2%	13.7%	10.0%		11.5%	10.0%

Benefit ratio	64.8%	60.5%	59.1%	73.2%	81.8%		67.9%	77.2%

Gross written premiums	$746	$777	$790	$778	$693	(7.1)%	$1,532	$1,471	(3.9)%

Annualized premiums	$63	$61	$70	$56	$57	(9.6)%	$127	$113	(11.0)%

Total in-force face amount (in billions USD)	$442.7	$442.3	$441.5	$435.1	$411.0	(7.2)%	$442.7	$411.0	(7.2)%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document.

2Q 2020 Financial Supplement	20

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	6/30/2019	6/30/2020

Sales Metrics
First Year Premiums by Product Line:
Universal Life	$—	$1	$1	$—	$—	$1	$—
Indexed Universal Life	50	51	56	49	41	95	90
Variable Universal Life	43	42	49	35	29	89	64
Term	5	5	5	4	5	10	9
Employee Benefits	15	13	11	11	14	28	25
Other (1)	—	1	—	—	—	—	—
Total	$113	$113	$122	$99	$89	$223	$188

Renewals by Product Line:
Universal Life	$218	$239	$212	$216	$201	$443	$417
Indexed Universal Life	59	60	59	72	67	129	139
Variable Universal Life	222	221	237	243	225	464	468
Term	117	125	135	120	83	238	203
Employee Benefits	12	14	18	23	24	24	47
Other (1)	5	5	7	5	4	11	9
Total	633	664	668	679	604	1,309	1,283
Total Gross Premiums	$746	$777	$790	$778	$693	$1,532	$1,471

In-force Metrics
In-force Face Amount by Product (2) (in billions):
Universal Life (3)	$54.5	$53.8	$53.3	$52.7	$49.9	$54.5	$49.9
Indexed Universal Life	24.3	24.9	25.8	26.4	27.0	24.3	27.0
Variable Universal Life (4)	127.1	126.8	127.5	126.0	126.4	127.1	126.4
Term	235.4	235.4	233.5	228.7	206.3	235.4	206.3
Whole Life	1.4	1.4	1.4	1.3	1.4	1.4	1.4
Total	$442.7	$442.3	$441.5	$435.1	$411.0	$442.7	$411.0

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	173	171	170	164	149	173	149
Indexed Universal Life	54	54	55	60	62	54	62
Variable Universal Life (4)	302	300	299	296	294	302	294
Term	329	326	323	319	267	329	267
Whole Life	18	18	18	18	17	18	17
Total	876	870	865	857	789	876	789

Protection Solutions Reserves
General Account	$17,716	$17,819	$17,298	$17,275	$17,930	$17,716	$17,930
Separate Accounts	12,903	12,804	13,616	11,259	12,928	12,903	12,928
Total	$30,619	$30,623	$30,914	$28,534	$30,858	$30,619	$30,858

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

2Q 2020 Financial Supplement	21

Investments

2Q 2020 Financial Supplement	22

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2019		June 30, 2020
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$66,343	67.9%	$76,243	68.7%
Mortgage loans on real estate	12,107	12.4%	12,523	11.3%
Policy loans	3,735	3.8%	3,689	3.3%
Other equity investments	1,344	1.4%	1,342	1.2%
Other invested assets	2,780	2.8%	2,280	2.1%
Subtotal investment assets	86,309	88.3%	96,077	86.5%
Trading securities	7,031	7.2%	6,616	6.0%
Total investments	93,340	95.5%	102,693	92.5%
Cash and cash equivalents	4,405	4.5%	8,364	7.5%
Total	$97,745	100.0%	$111,057	100.0%

General Account Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$12,015	19.2%	$14,014	20.8%
Manufacturing	12,643	20.2%	13,253	19.7%
Utilities	4,999	8.0%	5,450	8.1%
Services	6,730	10.7%	6,856	10.2%
Energy	3,772	6.0%	3,841	5.7%
Retail and wholesale	3,515	5.6%	3,641	5.4%
Transportation	1,793	2.9%	2,082	3.1%
Other	198	0.3%	172	0.3%
Total corporate securities	45,665	72.8%	49,309	73.3%
U.S. government and agency	14,395	23.0%	13,120	19.5%
Residential mortgage-backed (2)	178	0.3%	160	0.2%
Preferred stock	501	0.8%	376	0.6%
State & municipal	638	1.0%	663	1.0%
Foreign governments	462	0.7%	771	1.1%
Commercial mortgage-backed	—	—%	854	1.3%
Asset-backed securities	848	1.4%	2,062	3.1%
Total	$62,687	100.0%	$67,315	100.0%

General Account Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$42,770	68.2%	$44,300	65.8%
Baa (NAIC Designation 2)	18,605	29.7%	21,216	31.5%
Investment grade	61,375	97.9%	65,516	97.3%
Below investment grade (NAIC Designation 3,4,5 and 6)	1,312	2.1%	1,799	2.7%
Total	$62,687	100.0%	$67,315	100.0%

Notes:
(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

2Q 2020 Financial Supplement	23

Consolidated Results of General Account Investment Portfolio

	For the Six Months Ended or As of				Years Ended or As of
(in millions USD, unless otherwise indicated)	June 30, 2019		June 30, 2020		December 31, 2019
	Yield	Amount (1)	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:
Income (loss)	3.82%	$951	3.54%	$1,138	3.68%	$2,019
Ending assets		54,315		67,302		62,687
Mortgages:
Income (loss)	4.34%	262	4.14%	252	4.47%	541
Ending assets		12,288		12,523		12,107
Other Equity Investments:
Income (loss)	6.58%	46	(5.66)%	(43)	6.33%	86
Ending assets		1,382		1,497		1,507
Policy Loans:
Income	5.53%	104	5.51%	103	5.59%	210
Ending assets		3,740		3,689		3,735
Cash and Short-term Investments:
Income	0.49%	8	0.04%	1	(0.15)%	(4)
Ending assets		3,296		4,567		1,856
Repurchase and Funding Agreements:
Interest expense and other		(49)		(46)		(110)
Ending (liabilities)		(4,001)		(6,700)		(6,909)
Total invested Assets:
Income	3.99%	1,322	3.53%	1,405	3.92%	2,742
Ending assets		71,020		82,878		74,983
Short Duration Fixed Maturities:
Income (loss)	3.02%	181	3.35%	96	3.15%	312
Ending assets		8,797		5,755		6,173
Total Net Investment Income:
Investment income	3.85%	1,503	3.51%	1,501	3.83%	3,054
Less: investment fees	(0.08)%	(32)	(0.12)%	(49)	(0.08)%	(66)
Investment income, net	3.77%	$1,471	3.40%	$1,452	3.75%	$2,988
General Account Ending Net Assets		$79,817		$88,633		$81,156
Operating Earnings adjustments:
Repurchase and Funding Agreements interest expense		49		46		110
AB and other non-General Account investment income		91		146		204
Operating Net investment income (loss)		$1,611		$1,644		$3,302
Notes:
(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

2Q 2020 Financial Supplement	24

Additional Information

2Q 2020 Financial Supplement	25

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	6/30/2019	6/30/2020

TOTAL
Beginning balance (1)	$6,018	$6,080	$5,787	$5,893	$4,809	$6,745	$5,893
Capitalization of commissions, sales and issue expenses	189	182	210	185	156	362	341
Amortization	(177)	(85)	(119)	(1,248)	(183)	(375)	(1,431)
Change in unrealized investment gains and losses	50	(390)	43	(22)	(600)	(652)	(622)
Reclassified to Assets held-for-sale	—	—	(31)	1	—	—	1
Ending balance	$6,080	$5,787	$5,890	$4,809	$4,182	$6,080	$4,182

Individual Retirement
Beginning balance	$3,212	$3,191	$3,241	$3,275	$3,404	$3,229	$3,275
Capitalization of commissions, sales and issue expenses	116	111	123	111	94	216	205
Amortization	(115)	(23)	(45)	(100)	(91)	(259)	(191)
Change in unrealized investment gains and losses	(22)	(38)	(44)	118	(270)	5	(152)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$3,191	$3,241	$3,275	$3,404	$3,137	$3,191	$3,137

Group Retirement
Beginning balance	$650	$664	$674	$667	$625	$657	$667
Capitalization of commissions, sales and issue expenses	26	22	31	26	19	49	45
Amortization	(10)	(7)	(9)	(59)	(5)	(22)	(64)
Change in unrealized investment gains and losses	(2)	(5)	(29)	(9)	(44)	(20)	(53)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$664	$674	$667	$625	$595	$664	$595

Protection Solutions
Beginning balance	$2,061	$2,185	$1,856	$1,935	$719	$2,706	$1,935
Capitalization of commissions, sales and issue expenses	47	49	57	48	43	97	91
Amortization	(50)	(56)	(55)	(1,087)	(90)	(99)	(1,177)
Change in unrealized investment gains and losses	127	(322)	108	(177)	(238)	(519)	(415)
Reclassified to Assets held-for-sale	—	—	(31)	—	—	—	—
Ending balance	$2,185	$1,856	$1,935	$719	$434	$2,185	$434

Corporate and Other
Beginning balance (1)	$95	$40	$16	$16	$61	$153	$16
Capitalization of commissions, sales and issue expenses	—	—	(1)	—	—	—	—
Amortization	(2)	1	(10)	(2)	3	5	1
Change in unrealized investment gains and losses	(53)	(25)	8	46	(48)	(118)	(2)
Reclassified to Assets held-for-sale	—	—	—	1	—	—	1
Ending balance	$40	$16	$13	$61	$16	$40	$16

(1) March 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

2Q 2020 Financial Supplement	26

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments related to extraordinary economic conditions or events such as COVID-19; and (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product.

•	Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•	Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, separation costs and impacts related to COVID-19; and
•	Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% 2020 while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

2Q 2020 Financial Supplement	27

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment
We report Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a Non-GAAP financial measure used to evaluate our profitability on a consolidated basis and by segment, respectively.
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”). We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available-for-sale (“AFS”) securities.
Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management and Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment.
For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels, reflecting the newly adopted NAIC RBC framework the company as of year end 2019. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROE and Non-GAAP Operating ROC by segment should not be used as substitutes for ROE.

Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings by diluted common shares outstanding.

2Q 2020 Financial Supplement	28

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Six Months Ended or As of
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020	6/30/2019	6/30/2020

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$363	$(384)	$(937)	$5,410	$(4,028)	$(412)	$1,382
Adjustments related to:
Variable annuity product features (1)	200	1,444	1,694	(6,861)	5,727	1,740	(1,134)
Investment gains (losses), net	12	(199)	103	(4)	(169)	23	(173)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	24	24	27	27	28	48	55
Other adjustments (2) (3)	89	78	199	634	91	129	725
Income tax (expense) benefit related to above adjustments (4)	(71)	(282)	(424)	1,303	(1,192)	(408)	111
Non-recurring tax items	(58)	(4)	(10)	6	2	(52)	8
Non-GAAP Operating Earnings	$559	$677	$652	$515	$459	$1,068	$974

Net income (loss) attributable to Holdings	$0.74	$(0.78)	$(1.97)	$11.67	$(8.94)	$(0.82)	$3.02
Less: Preferred stock dividends	—	—	—	0.02	0.02	—	0.05
Net income (loss) available to Holdings' common shareholders	0.74	(0.78)	(1.97)	11.65	(8.96)	(0.82)	2.97
Adjustments related to:
Variable annuity product features (1)	0.41	2.94	3.55	(14.80)	12.71	3.44	(2.48)
Investment gains (losses), net	0.02	(0.40)	0.22	(0.01)	(0.38)	0.05	(0.38)
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.05	0.05	0.06	0.06	0.06	0.10	0.12
Other adjustments (2) (3)	0.18	0.15	0.42	1.37	0.22	0.25	1.59
Income tax (expense) benefit related to above adjustments (4)	(0.14)	(0.57)	(0.89)	2.81	(2.65)	(0.81)	0.24
Non-recurring tax items	(0.12)	(0.01)	(0.02)	0.01	—	(0.10)	0.02
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.14	$1.38	$1.37	$1.08	$1.00	$2.11	$2.08

Book Value per common share
Book Value per common share	$30.22	$30.53	$27.52	$42.86	$37.42	$30.22	$37.42
Less: Per share impact of AOCI	1.78	3.00	1.81	5.08	8.74	1.78	8.74
Book value per common share (ex. AOCI)	$28.44	$27.53	$25.71	$37.78	$28.68	$28.44	$28.68
Notes:
(1) Includes COVID-19 impact on Variable annuity product features due to a first quarter 2020 assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the six months ended June 30, 2020. The impact per common share is $3.21 and other COVID-19 related impacts of $0.08 for the six months ended June 30, 2020.
(2) Includes separation costs of $39 million, $58 million, $71 million and $82 million for the three and six months ended June 30, 2020 and 2019, respectively. The impact per common share is $0.16 and $0.16 for the six months ended June 30, 2020 and 2019.
(3) Includes COVID-19 impact on Other adjustments due to a first quarter 2020 assumption update of $1.0 billion for the six months ended June 30, 2020 and other COVID-19 related impacts of $52 million and $103 million for the three and six months ended June 30, 2020. The impact per common share is $2.16 and $0.23 for the six months ended June 30, 2020.
(4) Includes income taxes of $(11) million and $(545) million for the above related COVID-19 items for the three and six months ended June 30, 2020. The impact per common share is $(1.19) for the six months ended June 30, 2020.

2Q 2020 Financial Supplement	29

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,030	$1,142	$(1,733)	$4,452	$61
Adjustments related to:
Variable annuity product features	1,245	1,286	4,878	(3,523)	2,004
Investment (gains) losses	189	(46)	(73)	(88)	(269)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	105	105	99	102	106
Other adjustments	249	276	406	1,000	1,002
Income tax (expense) benefits related to above adjustments	(389)	(340)	(1,114)	526	(595)
Non-recurring tax items	(164)	(174)	(66)	(66)	(6)
Non-GAAP Operating Earnings	$2,265	$2,249	$2,397	$2,403	$2,303

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	1,030	1,142	(1,733)	4,452	61
Less: Preferred stock	—	—	—	(13)	(23)
Net income (loss) available to Holdings' common shareholders	$1,030	$1,142	$(1,733)	$4,439	$38
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$14,223	$14,088	$13,253	$14,094	$13,825

Return on Equity (ex. AOCI)	7.2%	8.1%	(13.1)%	31.5%	0.3%

Pro forma Non-GAAP Operating Earnings	$2,265	$2,249	$2,397	$2,403	$2,303
Less: Preferred stock	—	—	—	(13)	(23)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$2,265	$2,249	$2,397	$2,390	$2,280
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$14,223	$14,088	$13,253	$14,094	$13,825

Non-GAAP Operating Return on Equity (ex. AOCI)	15.9%	16.0%	18.1%	17.0%	16.5%

2Q 2020 Financial Supplement	30

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$12,411	$13,866	$13,143	$14,843	$14,936	$13,535	$20,086	$17,594
Less: Preferred Stock	—	—	—	—	—	775	775	775
Total equity attributable to Holdings' common shareholders	12,411	13,866	13,143	14,843	14,936	12,760	19,311	16,819
Less: Accumulated other comprehensive income (loss)	(1,595)	(1,396)	(513)	876	1,468	840	2,289	3,928
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$14,006	$15,262	$13,656	$13,967	$13,468	$11,920	$17,022	$12,891

	Pro forma (1)			Balances as of
	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	6/30/2020

Equity Reconciliation - Twelve Month Rolling Average (2)
Total equity attributable to Holdings' shareholders	$13,186	$13,297	$13,196	$—	$—	$—	$—	$—
Pro forma adjustments (1)	176	1	—	—	—	—	—	—
Total equity attributable to Holdings' shareholders	13,362	13,298	13,196	13,566	14,197	14,114	15,850	16,538
Less: Preferred Stock	—	—	—	—	—	194	388	581
Total equity attributable to Holdings' common shareholders	13,362	13,298	13,196	13,566	14,197	13,921	15,463	15,957
Less: Accumulated other comprehensive income (loss)	(990)	(1,312)	(1,204)	(657)	109	668	1,368	2,131
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$14,352	$14,610	$14,400	$14,223	$14,088	$13,253	$14,094	$13,825

Notes:
(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA’s remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.
(2) All Pro forma average equity amounts are calculated based on a four-quarter rolling average.

2Q 2020 Financial Supplement	31

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value - Calculated as the sum of total Account Value balance as of beginning of period and total Account Value balance as of end of period, divided by two.
Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98).
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes divided by average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

2Q 2020 Financial Supplement	32

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm		Analyst			Phone Number

Citi		Suneet Kamath			1 (212) 816-3457
Credit Suisse		Andrew Kligerman			1 (212) 325-5069
Evercore ISI		Thomas Gallagher			1 (212) 446-9439
J.P. Morgan		Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods		Ryan Krueger			1 (860) 722-5930
Morgan Stanley		Nigel Dally			1 (212) 761-4132
RBC Capital Markets		Mark Dwelle			1 (804) 782-4008
SunTrust Robinson Humphrey		Mark Hughes			1 (615) 748-4422
Wells Fargo Securities		Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

			A.M. Best	S&P	Moody’s
Last review date			Dec '19	Jun '20	May '20

Financial Strength Ratings:
Equitable Financial Life Insurance Company			A	A+	A2
Equitable Financial Life Insurance Company of America			A	A+	A2

Credit Ratings:
Equitable Holdings, Inc.			bbb+	BBB+	Baa2
AllianceBernstein Holding, L.P. (1)			—	A	A2

Investor and Media Contacts

Contact Investor Relations				Contact Media Relations
Jessica Baehr	Dan Woodrow			Matt Asensio
(212) 314-2476	(212) 314-2036			(212) 314-2010
IR@equitable.com				MediaRelations@equitable.com
ir.equitableholdings.com				www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Jun '20, Moody’s as of Jun '20.

2Q 2020 Financial Supplement	33